Exhibit 99.2

                         CERTIFICATION OF ANNUAL REPORT

     In connection with the accompanying Annual Report of HFB Financial Corporation (the "Company") on Form 10-K for the year ended June 30, 2002 (the "Report"), I, Stanley Alexander, Jr., Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                                     /s/ Stanley Alexander Jr.
                                                     -------------------------
                                                     Stanley Alexander, Jr.
                                                     Chief Financial Officer

Date:  October 18, 2002